                                                                   Exhibit 10.33


        VOID AFTER 5:00 P.M. (VANCOUVER TIME) TIME, ON SEPTEMBER 30, 2005

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT")

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING ANY OF THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT.

                                                Right to Purchase x Shares of
                                                Common Stock

Date: September 20, 2002


                              SMARTIRE SYSTEMS INC.
                                     WARRANT

THIS CERTIFIES THAT, for value received, _______(the "Investor") is entitled to purchase from SMARTIRE SYSTEMS INC., a corporation organized under the laws of the Province of British Columbia (the "Company"), on or before 5:00 p.m. (Vancouver time) on September 30, 2005 (the "Expiry Date") x fully paid and nonassessable shares of the Company's common stock (the "Common Stock"), subject to adjustment as provided herein. The exercise price per share (the "Exercise Price") for which this Warrant is exercisable shall be equal to $1.25, subject to adjustment as provided herein. The shares of Common Stock purchasable hereunder are referred to herein as the "Warrant Shares" and the term "Warrant" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented. This Warrant is being issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of September 20, 2002, between the Company and the Investor (the "Securities Purchase Agreement").

This Warrant is subject to the following terms, provisions and conditions:

1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to the provisions hereof, this Warrant may be exercised by the Investor, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any

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                                      -2-


business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by written notice to the Investor), and upon payment to the Company in cash, by certified or official bank cheque or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Investor or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business date, on the next succeeding business date. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Investor within a reasonable time, but no longer than ten (10) days, after this Warrant shall have been so exercised. Any certificates so delivered shall be in such denominations as may be reasonably requested by the Investor, shall be registered in the name of the Investor or such other name as shall be designated by the Investor and, following the date on which the Warrant Shares may be sold by the Investor pursuant to Rule 144 or any other rule promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Investor a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2. Period of Exercise. This Warrant is immediately exercisable, at any time or from time to time on or after the initial issuance of this Warrant and until the Expiry Date (the "Exercise Period"). Nothing contained herein will confer any right upon the Investor or any other person to subscribe for or purchase any Warrant Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

3. Additional Warrants; Warrants to Rank Pari Passu. The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock. All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

4. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

         (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant.

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                                      -3-


         (c) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

5. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 5.

         In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

         (a) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 5(a), the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (c) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, stock repurchase by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then the Investor shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Investor had the Investor been the Investor of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution. If the Company distributes rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with their terms prior to the expiration of the Exercise Period, then the terms of such securities shall provide that such exercise or convertibility right shall remain in

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                                      -4-


              effect until 30 days after the date the Investor receives such securities pursuant to the exercise hereof.

         (d) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Investor, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

         (e) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant and to the extent that the Investor is entitled to receive on the exercise or partial exercise of this Warrant a fraction of a share, such right may be exercised in respect of such fraction only in combination with another warrant or other warrants which in the aggregate entitle the Investor to receive a whole number of such shares.

         (f)  Other Notices.  In case at any time:

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

              then, in each such case, the Company shall give to the Investor of this Warrant (a) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date

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                                      -5-


              on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii),
              (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the Investor.

         (g) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this Section 5 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 5(d) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant at each such Exercise Price so that the rights of the Investor shall be neither enhanced nor diminished by such event.

6. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Investor of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Investor of this Warrant.

7. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the Investor to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Investor to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Investor, shall give rise to any liability of the Investor for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.  Transfer, Exchange and Replacement of Warrant.

         (a) Restriction on Transfer. This Warrant and the rights granted to the Investor are not transferable.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, at the Investor's expense, upon the surrender hereof by the Investor at the office or agency of the Company referred to in Section 9 below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the Investor at the time of such surrender.

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                                      -6-


         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at the Investor's expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation. Upon the surrender of this Warrant in connection with any exchange or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company.

9. Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                        Smartire Systems Inc,
                        Richmond Corporate Centre
                        #150 - 13151 Vanier Place
                        Richmond, British Columbia
                        Canada V6V 2J1
                        Facsimile: (604) 276-2353
                        Attn: President

                        With a copy simultaneously transmitted by like means to:

                        Clark, Wilson
                        800 - 885 West Georgia Street
                        Vancouver, BC
                        Canada V6C 3H1
                        Facsimile: (604) 687-6314
                        Attn: Bernard Pinsky

                  If to the Investor:


10. Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the Province of British Columbia. The Company irrevocably consents to the jurisdiction of the courts located in the Province of British Columbia in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts.

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                                      -7-


11.  Time of Essence.  Time will be of the essence hereof.

12.  Miscellaneous.

         (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Investor.

         (b) Descriptive Headings. The descriptive headings of the sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c) Business Day. For purposes of this Warrant, the term "business day" means any day, other than a Saturday or Sunday or a day on which banking institutions in the Province of British Columbia are authorized or obligated by law, regulation or executive order to close.

         (d) All dollar amounts referred to in this Warrant are in lawful money of the United States of America.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

SMARTIRE SYSTEMS INC.


By:
         --------------------------------------------
         Name:  Robert Rudman
         Title: President

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                           FORM OF EXERCISE AGREEMENT

        (TO BE EXECUTED BY THE INVESTOR IN ORDER TO EXERCISE THE WARRANT)

         To:

                          Smartire Systems Inc,
                          Richmond Corporate Centre
                          #150 - 13151 Vanier Place
                          Richmond, British Columbia
                          Canada V6V 2J1
                          Facsimile: (604) 276-2353
                          Attn:  President


The undersigned hereby irrevocably exercises the right to purchase __________ shares (the "Shares") of the Common Stock of Smartire Systems Inc. (the "Company"), at $-- per Share, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of the Warrant.

The undersigned hereby directs that the Shares be registered as follows:

         NAME(S) IN FULL                                 ADDRESS(ES)                            NUMBER OF SHARES
         ---------------                                 -----------                            ----------------

------------------------------------------      ---------------------------------------     --------------------------

------------------------------------------      ---------------------------------------     --------------------------

------------------------------------------      ---------------------------------------     --------------------------

                                                                                 TOTAL:
                                                                                            --------------------------

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state or provincial securities laws.

DATED this ________ day of __________________, _____.

In the presence of:

___________________________________          ___________________________________
Signature of Witness                         Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)         __________________________________________________

Address                      __________________________________________________

                             __________________________________________________


                          INSTRUCTIONS FOR SUBSCRIPTION

         The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign.

         In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

         If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.